Exhibit 99.1

OptimizeRx Corporation Announces Plan for Additional Board of Directors Refreshment

WALTHAM, MA – April 18, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced that, as part of OptimizeRx’s ongoing process to refresh and expand its board of directors (the “Board”), it intends to appoint a new independent director to its Board of Directors during the second half of this year.

With the appointment of a new independent director in 2025, OptimizeRx will have refreshed its Board, which is currently comprised of five directors, with three new directors since 2020, including Catherine Klema who was added in 2024 and Gregory D. Wasson who was added in 2020. As it begins its process of identifying a new independent director, the Board will be seeking an individual who has relevant expertise and experience that complements the current Board members and furthers the execution of the Company’s strategy and value creation plans.

“We remain very excited about the progress we are making in executing our strategy to build new market share and drive profitable revenue growth under the leadership of our new CEO Steve Silvestro as we leverage OptimizeRx’s industry leadership position in addressing pharma’s most critical commercial challenges: improving brand visibility in an increasingly digital healthcare environment, reducing script abandonment rates, enhancing interoperability at the point of care, and supporting the shift toward complex specialty medications,” stated Lynn Vos, Chairperson of OptimizeRx’s Board of Directors. “As we strategically plan for our next phase of growth, we are committed to recruiting new independent and highly-qualified directors who have perspectives, insights, experiences, and skills that expand the depth and breadth of our Board and contribute to our ability to execute our value creation plans and support key initiatives.”

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements in this press release that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to OptimizeRx’s commitment to recruiting independent and highly-qualified directors who have perspectives, insights, experiences, and skills that expand the depth and breadth of the Board and the Company’s plans to build new market share and drive profitable revenue growth under the leadership of its new CEO Steve Silvestro and other statements relating to future performance, plans, and expectations. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the Company’s ability to identify and appoint a new independent director, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Sandya von der Weid

LifeSci Advisors, LLC

svonderweid@lifesciadvisors.com